UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2015

NORWEGIAN CRUISE LINE HOLDINGS LTD.
(Exact name of Registrant as specified in its charter)

Bermuda (State of Incorporation)	001-35784 (Commission File Number)	98-0691007 (I.R.S. Employer Identification No.)

NCL CORPORATION LTD.
(Exact name of Registrant as specified in its charter)

Bermuda (State of Incorporation)	333-128780 (Commission File Number)	20-0470163 (I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers.

On January 8, 2015, Kevin M. Sheehan, President and Chief Executive Officer of Norwegian Cruise Line Holdings Ltd. (the “Company”), resigned as President and Chief Executive Officer of the Company, together with all of his positions and offices with the Company and its subsidiaries or affiliates, effective immediately.  In connection with Mr. Sheehan’s resignation from the Company, Mr. Sheehan and the Company entered into a Separation Agreement and Release (the “Separation Agreement”).  The Separation Agreement sets forth the terms of Mr. Sheehan’s resignation from the Company, including, among other things, a general release of claims in favor of the Company and certain non-competition, non-solicitation, confidentiality and cooperation undertakings.  The Separation Agreement also provides that Mr. Sheehan will receive (i) all of his accrued and unpaid base salary (and accrued and unpaid vacation time) through January 8, 2015 (the “Effective Date”), (ii) his previously approved incentive bonus payment for fiscal year 2014 of $1,627,500, (iii) a one-time cash separation payment in an amount equal to his base salary and target bonus and (iv) vesting of a portion of his outstanding unvested equity-based awards as of the Effective Date, and all remaining unvested equity-based awards shall immediately terminate, expire and be forfeited as of the Effective Date.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 8, 2015, Frank J. Del Rio, age 60, was appointed President and Chief Executive Officer of the Company. There are no arrangements or understandings between Mr. Del Rio and any other persons pursuant to which he was selected as an officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Del Rio has served as Chief Executive Officer of Prestige Cruise Holdings, Inc. (“Prestige”), a wholly owned, indirect subsidiary of the Company, or its predecessor since April 2007.  Prestige is a global cruise line operator in the upscale cruise segment.  Prestige operates two upscale cruise brands, Oceania Cruises and Regent Seven Seas Cruises, which operate in over 300 ports around the globe.  Mr. Del Rio holds a B.S. in Accounting from the University of Florida and is a Certified Public Accountant (inactive license).

The terms of Mr. Del Rio’s employment with the Company are currently set forth in the employment agreement summarized in a Current Report on Form 8-K filed by the Company on November 19, 2014.

Item 7.01	Regulation FD Disclosure.

On January 9, 2015, the Company issued a press release regarding Mr. Sheehan’s resignation and Mr. Del Rio’s appointment. A copy of the press release is furnished as Exhibit 99.1 to this report.

Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement and Release among Norwegian Cruise Line Holdings Ltd., NCL (Bahamas) Ltd. and Kevin M. Sheehan, entered into as of January 8, 2015.
99.1	Press Release, dated January 9, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 9th day of January, 2015.

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Daniel S. Farkas
Daniel S. Farkas
Senior Vice President, General Counsel and Assistant Secretary

NCL CORPORATION LTD.

By:	/s/ Daniel S. Farkas
Daniel S. Farkas
Senior Vice President, General Counsel and Assistant Secretary

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement and Release among Norwegian Cruise Line Holdings Ltd., NCL (Bahamas) Ltd. and Kevin M. Sheehan, entered into as of January 8, 2015.
99.1	Press Release, dated January 9, 2015.

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